                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 15, 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                 (Exact name of registrant specified in Charter)

    Delaware
(State or other                  333-130545                       13-3416059
jurisdiction of                 (Commission                     (IRS Employer
 incorporation)                 File Number)                 Identification No.)

            250 Vesey Street
  4 World Financial Center 28th Floor
           New York, New York                                             10080
(Address of principal executive offices)                                Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

     On May 31, 2006, Merrill Lynch Mortgage Investors, Inc. issued its Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2006-AB2, such series representing interests in a pool of fixed and adjustable rate conventional one- to four-family mortgage loans secured by first liens. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus, dated March 31, 2006, as supplemented by the prospectus supplement, dated May 26, 2006 (collectively, the "Prospectus").

     The Certificates consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class C, Class P and Class R.

     The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 9.01. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

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
Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------------   -----------
4.1                 Pooling and Servicing Agreement, among Merrill Lynch
                    Mortgage Investors, Inc., as depositor, Wilshire Credit
                    Corporation, as servicer, and U.S. Bank National
                    Association, as trustee, dated as of May 1, 2006, for Specialty Underwriting and Residential Finance Trust
                    Mortgage Loan Asset-Backed Certificates, Series 2006-AB2.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: June 15, 2006


                                        By:    /s/ Tom Saywell
                                            ------------------------------------
                                        Name:  Tom Saywell
                                              ----------------------------------
                                        Title: Authorized Signatory
                                               ---------------------------------

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                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement, among Merrill Lynch Mortgage
              Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and U.S. Bank National Association, as trustee, dated as of May 1, 2006, for Specialty Underwriting and Residential Finance
              Trust Mortgage Loan Asset-Backed Certificates, Series 2006-AB2.

99.1          Mortgage Loan Sale and Assignment Agreement, dated as of May 1,
              2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and
              Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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